Exhibit 99.1

INAP Adopts Plan Designed to Protect NOLs

RESTON, VA – (December 19, 2019) – Internap Corporation (“INAP”) (NASDAQ: INAP), a leading-edge provider of high-performance data center and cloud solutions with global network connectivity, announced today that its Board of Directors (the “Board”) has adopted a stockholder rights agreement (the “NOL Rights Plan”) in order to protect the availability of INAP’s net operating losses (“NOLs”) in future tax years under the Internal Revenue Code.

At December 31, 2018, INAP had $366.6 million of NOLs available for use to offset INAP’s future federal taxable income. INAP’s ability to use its NOLs would be substantially limited if INAP experienced an “ownership change” as defined in Section 382 of the Internal Revenue Code. A company generally experiences such an ownership change if the percentage of its stock owned by its “5-percent shareholders,” as defined in Section 382, increases by more than 50 percentage points over a rolling three-year period. The NOL Rights Plan is intended to reduce the likelihood of such an ownership change at INAP by deterring any person or group from acquiring beneficial ownership of 4.9% or more of INAP’s outstanding common stock, thereby protecting stockholder value. The NOL Rights Plan has not been adopted as an anti-takeover measure.

Under the NOL Rights Plan, one right will be distributed for each share of INAP’s common stock outstanding as of the close of business on December 30, 2019 and will trade with the common stock until the rights expire or detach as noted below. The distribution of the rights is not taxable to stockholders, and stockholders are not required to take any action to receive the rights. The NOL Rights Plan will have a limited term and the rights will expire prior to the earliest of (1) December 18, 2022, (2) the time at which the rights are redeemed or exchanged by INAP as described in the NOL Rights Plan, (3) the day after INAP’s 2020 annual meeting of shareholders if shareholders do not vote to ratify the NOL Rights Plan at the meeting, (4) the date that Section 382 of the Internal Revenue Code is repealed if the Board determines that the NOL Rights Plan is no longer needed for the preservation of tax benefits, and (5) the first day of a taxable year if the Board determines that no tax benefits are available to be carried forward. The NOL Rights Plan may be extended by the Board prior to the expiration of the rights, as long as the extension is submitted to INAP’s stockholders for ratification at the annual meeting following such extension.

If at any time after the Board's adoption of the NOL Rights Plan (subject to certain exceptions) a person or group obtains beneficial ownership of 4.9% or more of INAP’s common stock outstanding at the time of such acquisition, or an existing holder with greater than 4.9% ownership acquires additional shares representing at least an additional 0.50% of INAP’s common stock outstanding at the time of such acquisition (subject to certain exceptions), there would be triggering event causing significant dilution in the economic and voting interests of that person or group. INAP’s independent directors have the discretion to exempt any person or group for purposes of the NOL Rights Plan if they determine the acquisition by that person or group will not jeopardize tax benefits or is otherwise in the company's best interests.

Further details of the Rights Agreement will be contained in a Current Report on Form 8-K and a Registration Statement on Form 8-A to be filed with the Securities and Exchange Commission (the “SEC”).

Also, on December 13, 2019, the Board of the Company appointed Peter D. Aquino to serve as the Company’s Chairman of the Board, effective January 1, 2020, in addition to serving as Chief Executive Officer, succeeding Gary Pfeiffer. On the same day, the Board appointed Gary Pfeiffer, as Lead Independent Director, effective as of January 1, 2020.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding industry trends, INAP’s future financial position and performance, business strategy, revenues and expenses in future periods, projected levels of growth, availability of capital resources and liquidity and other matters that do not relate strictly to historical facts. These statements are often identified by words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “projects,” “forecasts,” “plans,” “intends,” “continue,” “could” or “should,” that an “opportunity” exists, that INAP is “positioned” for a particular result, statements regarding INAP’s vision or similar expressions or variations. These statements are based on the beliefs and expectations of INAP’s management team based on information available at the time such statements are made. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by such forward-looking statements. Therefore, actual future results and trends may differ materially from what is forecast in such forward-looking statements due to a variety of factors, including, without limitation: INAP’s ability to drive growth while reducing costs; INAP’s ability to maintain current customers and obtain new ones, whether in a cost-effective manner or at all; the robustness of the IT infrastructure services market; INAP’s ability to achieve or sustain profitability; INAP’s ability to expand margins and drive higher returns on investment; INAP’s ability to sell into new and existing data center space; the actual performance of INAP’s IT infrastructure services and INAP’s ability to improve operations; INAP’s ability to correctly forecast capital needs, demand and space utilization; INAP’s ability to respond successfully to technological change and the resulting competition; the geographic concentration of INAP’s data centers in certain markets and any adverse developments in local economic conditions or the demand for data center space in these markets; the uncertainty as to whether any strategic alternative will be pursued or, if pursued, closed; uncertainty as to the terms, value and timing of any such strategic alternative; the impact of the announcement of the evaluation of strategic alternatives on INAP’s common stock, its businesses, and its operating results; INAP’s ability to realize anticipated revenue and growth; the availability of services from Internet network service providers or network service providers providing network access loops and local loops on favorable terms, or at all; the failure of third party suppliers to deliver their products and services on favorable terms, or at all; failures in INAP’s network operations centers, data centers, network access points or computer systems; INAP’s ability to provide or improve Internet infrastructure services to its customers; INAP’s ability to protect its intellectual property; INAP’s substantial amount of indebtedness, INAP’s ability to raise additional capital when needed, on attractive terms, or at all, and its ability to service existing debt or maintain compliance with financial and other covenants contained in its credit agreement; INAP’s compliance with and changes in complex laws and regulations in the U.S. and internationally; INAP’s ability to attract and retain qualified management and other personnel; and volatility in the trading price of INAP common stock.

These risks and other important factors discussed under the caption “Risk Factors” in INAP’s most recent Annual Report on Form 10-K filed with the SEC and INAP’s other reports filed with the SEC could cause actual results to differ materially from those expressed or implied by forward-looking statements made by INAP or on its behalf.

Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. All forward-looking statements attributable to INAP or persons acting on its behalf are expressly qualified in their entirety by the foregoing forward-looking statements. All such statements speak only as of the date made, and INAP undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

About INAP

Internap Corporation (NASDAQ: INAP) is a leading-edge provider of high-performance data center and cloud solutions with 100 network Points of Presence worldwide. INAP’s full-spectrum portfolio of high-density colocation managed cloud hosting and network solutions supports evolving IT infrastructure requirements for customers ranging from the Fortune 500 to emerging startups. INAP operates in 21 metropolitan markets, primarily in North America, with 14 INAP Data Center Flagships connected by a low-latency, high-capacity network. For more information, visit www.INAP.com.

Investor Contacts
Richard Ramlall	Carolyn Capaccio/Jody Burfening
Chief Communications Officer INAP	LHA
404-302-9982	212-838-3777
ir@inap.com	inap@lhai.com